Supplement to the
Fidelity® MSCI Telecommunication Services Index ETF
November 29, 2017
Summary Prospectus

Effective December 1, 2018, Fidelity® MSCI Telecommunication Services Index ETF is renamed Fidelity® MSCI Communication Services Index ETF.

Effective December 1, 2018, Fidelity® MSCI Telecommunication Services Index ETF compares its performance to the MSCI USA IMI Communication Services 25/50 Index.

Effective December 1, 2018, the following information replaces the similar information for Fidelity® MSCI Telecommunication Services Index ETF found in the “Fund Summary” section under the heading “Investment Objective”.

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the MSCI USA IMI Communication Services 25/50 Index.

Effective December 1, 2018, the following information replaces the similar information for Fidelity® MSCI Telecommunication Services Index ETF found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

Investing at least 80% of assets in securities included in the fund’s underlying index. The fund’s underlying index is the MSCI USA IMI Communication Services 25/50 Index, which consists of U.S. companies that are classified in the communication services sector in the U.S. equity market.

T09-SUM-18-02 1.9871014.102	June 22, 2018